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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Optelecom-NKF, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF THE
STOCKHOLDERS OF
OPTELECOM-NKF, INC.

To the Stockholders of Optelecom-NKF, Inc.

        The Annual Meeting of Stockholders of Optelecom-NKF, Inc (the "Company") will be held at the Company's corporate offices located at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, on April 25, 2008, commencing at 1:30 p.m., for the following purposes:

  1.
  To elect two directors of the Board of Directors to serve for a term ending at the 2011 Annual Meeting and until their successors have been elected and qualified;

  2.
  To consider and vote upon a proposal to approve the Optelecom-NKF, Inc. 2008 Stock Incentive Plan;

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment thereof, is March 11, 2008. The stock transfer books of the Company will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please execute the enclosed proxy and mail it promptly. Should you attend the Annual Meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

Optelecom-NKF, Inc.
By:	/s/ JAMES ARMSTRONG James Armstrong Corporate Secretary

Germantown, Maryland
March 28, 2008

OPTELECOM-NKF, INC.
12920 Cloverleaf Center Drive
Germantown, Maryland, 20874

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
APRIL 25, 2008

        This proxy statement is furnished to the stockholders of Optelecom-NKF, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Friday, April 25, 2008 at the Company's corporate offices located at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, commencing at 1:30 p.m. and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors (the "Board") does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about March 28, 2008.

        A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2007 accompanies this proxy statement.

GENERAL

Solicitation of Proxies

        This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies to be voted at the Annual Meeting. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

        The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is March 28, 2008.

Time and Place of Meeting

        The Annual Meeting will be held at the corporate headquarters of the Company located at 12920 Cloverleaf Center Drive, Germantown, Maryland 20874 on April 25, 2008 at 1:30 PM local time.

Voting and Revocation of Proxies

        All shares of Common Stock, $0.03 par value per share (the "Common Stock"), represented by effective proxies will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted for the election of the director nominees set forth in proposal 1 and for approval of the 2008 Optelecom-NKF, Inc. Stock Incentive Plan set forth in proposal 2. With respect to any other matter that may properly come before the Annual Meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

        The holders of 33 1/3% of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. (See Securities Entitled to Vote and Record Date for the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting if a quorum is not obtained by the date set for the meeting. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

        Proxies marked "ABSTAIN" will be treated as present and entitled to vote for the purpose of determining whether a quorum is present, but will not be voted with respect to any proposal. If a proxy returned by a bank, broker, nominee or other fiduciary indicates that they do not have discretionary authority to vote some or all of the shares covered thereby with respect to a given proposal and do not otherwise authorize the voting of such shares, such shares, or "broker non-votes," will be considered to be present for the purpose of determining a quorum. Under applicable Delaware law, in determining whether a proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against that proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.

        Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the Annual Meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

Securities Entitled to Vote and Record Date

        The Board of Directors has fixed the close of business on March 11, 2008 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date, the Company had 3,636,730 shares of Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 11, 2008 by each director, nominee for director, Named Executive Officer (as such term is defined under Executive Compensation), and all directors and executive officers as a group.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially(1)		Percent of Class
Wellington Management Company, LLP 75 State Street Boston, MA 02109	248,511	(2)	6.8%
Edmund D. Ludwig	163,484	(3) (4)	4.5%
Thomas Overwijn	45,708	(3)	1.3%
James Armstrong	37,292	(3)	1.1%
Carl J. Rubbo, Jr.	36,755	(3)	1.0%
David R. Lipinski	34,298	(3)	*
Walter R. Fatzinger, Jr.	24,875	(3)	*
Robert F. Urso	23,875	(3)	*
Roland Hooghiemstra	21,163	(3)	*
Steven Tamburo	16,205	(3)	*
All directors and Executive Officers as a group (11 persons)	444,473	(1) (3) (4)	12.2%

*
Less than 1%

(1)
For purposes of this proxy statement "beneficial ownership" of a security exists when a person directly or indirectly has or shares "investment power", which includes the power to dispose or direct the disposition of such security, or "voting power", which includes the power to vote or direct the voting of such security. The address of each director and officer is c/o the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874.

(2)
Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008.

(3)
Includes shares of Common Stock that were subject to options entitling the holder to acquire the shares subject thereto within 60 days of March 11, 2007. On that date Messrs. Ludwig, Overwijn, Armstrong, Rubbo, Lipinski, Fatzinger, Urso, Hooghiemstra and Tamburo held such options for the purchase of 64,425, 33,610, 32,085, 20,500, 19,423, 16,000, 15,000, 10,238, and 5,625 shares of Common Stock, respectively.

(4)
Includes 17,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig. This also includes 2,549 shares owned solely by Mrs. Ludwig.

ELECTION OF DIRECTORS
PROPOSAL 1—COMPANY PROPOSAL TO ELECT TWO DIRECTORS

        Our Board of Directors consists of seven directors divided into three classes with the term of office of one class expiring each year. One class of directors is elected each year to serve for a term of three years and until successors are elected.

        The terms of Carl C. Rubbo, Jr. and Walter R. Fatzinger, Jr. as directors will expire at the Annual Meeting. The Board has nominated Messrs. Rubbo and Fatzinger to serve on the Board for a three-year term to expire at the Annual Meeting of Stockholders in 2011 and until their successors are elected. Mr. Rubbo is currently Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Fatzinger is currently a member of both the Audit Committee and the Compensation Committee.

        The Company currently does not have a standing Nominating Committee. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested directors and voted upon by all disinterested directors.

        The nominees have all indicated that they are willing and able to serve as directors if elected. If any of the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominee(s) by a majority of the disinterested directors.

Required Stockholder Vote

        The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

The Board of Directors recommends a vote FOR the election of Mr. Rubbo and FOR the election of Mr. Fatzinger under this Proposal.

        Set forth in the table below is certain information regarding the nominees and each director whose term of office will continue after the Annual Meeting.

Name, Age, Position with the Company, and Principal Occupation During Last 5 Years	Present Term Expires at Annual Meeting in	Year in Which Service as a Director Began
Carl J. Rubbo, Jr., 48—Vice President/Senior Business Advisor of PNC Bank from February 2008 to present; Senior Vice President of Congressional Bank from November 2006 to August 2007; Managing Member, BTO Towers Series 25, LLC from January 2002 to present; Vice President and Chief Financial Officer of Capital Programs Management, Inc. from August 1999 to January 2002.	2008	1999
Walter R. Fatzinger, Jr. 65—Vice Chairman and Director of ASB Capital Management, Inc. and Chevy Chase Trust Co. from 2002 to present; prior to December 31, 2002, served as President and Chief Executive Officer of ASB Capital Management, Inc.; Executive Vice President of Chevy Chase Bank, F.S.B. from 1999 to 2002; Currently serving as a director of ManTech International Corporation (Nasdaq-MANT).	2008	2004
Robert F. Urso, 52—President and Chief Operating Officer, KMS Solutions, LLC from August 2005 to present; President and Chief Executive Officer of KEI Pearson, Inc. from December 2003 to July 2005; President and Chief Operating Officer of L-3 EER Systems, Inc. from October 2001 to December 2003.	2009	2004
James Armstrong, 51—Executive Vice President, Federal Systems/Business Development of the Company from March 2007 to present; Chief Operating Officer of the Company's North American Operations from November 2005 to March 2007; Chief Financial Officer of the Company from September 2002 to August 2006; Controller of the Company from June 2001 to September 2002.	2009	2001
Thomas W. M. Overwijn, 45—Executive Vice President and Chief Operating Officer of the Company from March 2007 to present; Executive Vice President of the Company and Chief Operating Officer of the Company's European Operations from November 2005 to March 2007; Managing Director of Optelecom-NKF B.V. from March 2005 to present; General Manager of NKF Electronics B.V. from January 1998 to March 2005.	2009	2005
David R. Lipinski, 56—Currently a consulting engineer with WorleyParsons Limited; Management Consultant in corporate finance and strategic business development from 2002 to present; Assistant Vice President, Business Banking, Fifth Third Bank from September 2004 to October 2005; Management Consultant in corporate finance and strategic business development from June 2004 to September 2004; Vice President of Corporate Development of Spire Corporation from August 2003 to May 2004; Chief Financial Officer of Spire Corporation from August 2003 to November 2003; Management Consultant in corporate finance and strategic business development from October 2002 to August 2003; Vice President for Corporate Development of Stratos Lightwave from June 2000 to October 2002; Currently serving as outside Director of Spire Corporation (Nasdaq-SPIR).	2010	2000
Edmund D. Ludwig, 67—President and Chief Executive Officer of the Company since December 2001; Executive Vice President of Operations of the Company from October 2000 to December 2001; Chief Executive Officer of the Company from May 2000 to October 2000; President and Chief Executive Officer of the Company from January 1991 to May 2000.	2010	1980

        Set forth in the table below is certain information regarding the named executive officers who are not directors of the Company:

Name, Age, Position with the Company, and Principal Occupation During Last 5 Years
Steven Tamburo, 39—Chief Financial Officer of the Company from August 2006 to present; Executive Vice President and Chief Financial Officer of the Access Group, Inc. from 2005 to 2006; Executive Vice President and Chief Financial Officer of Riggs National Corporation from 2000 to 2005. Board of Directors of Habitat for Humanity of Northern Virginia.
Roland Hooghiemstra, 40—Vice President of Sales and Marketing of the Company from March 2007 to present; Vice President, Sales and Marketing for the Company's European Operations from March 2005 to March 2007; Director of Sales and Marketing for NKF Electronics from 1998 to 2005.

PROPOSAL 2—APPROVAL OF OPTELECOM-NKF, INC. 2008 STOCK INCENTIVE PLAN

General

        The Board of Directors has adopted the Optelecom-NKF, Inc. 2008 Stock Incentive Plan (the "2008 Plan"), which shall replace the Optelecom, Inc. 2002 Stock Option Plan (the "2002 Plan"), and directed that the 2008 Plan be submitted to a vote of the stockholders at the Annual Meeting. Awards under this Plan are available only to employees and consultants. If approved by stockholders, the 2008 Plan will become effective June 1, 2008.

        The Board of Directors believes that the continued success of the Company depends upon its ability to attract and retain highly qualified and competent key employees and consultants and that stock options and other equity awards enhance that ability and provide motivation to employees and selected consultants to advance the interests of the Company and its stockholders. The Company has issued and will continue to issue options and other equity awards under the Stock Plan in the ordinary course of business as it deems such issuance to be appropriate. Other than the 2002 Plan (which will terminate effective June 1, 2008 if this proposal is approved), the Company has no other employee stock option plan. As of March 11, 2008, there were 65,871 shares available under the 2002 Plan for issuance as stock options or other equity awards. The approval and adoption of the 2008 Plan will permit the Company to continue to grant stock options and other equity awards as a means to attract, retain and motivate employees and consultants.

        The following summary of certain features of the 2008 Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Exhibit A attached hereto.

Administration

        The Board of Directors of the Company or a committee appointed by the Board of Directors administers the 2008 Plan. The Board has appointed the Compensation Committee of the Company (hereinafter referred to as the "Committee") to administer the 2008 Plan. The Committee has full authority, subject to the provisions of the 2008 Plan, to award incentive stock options and non-statutory stock options, restricted stock, restricted stock units or performance awards (collectively "Awards").

        Subject to the provisions of the 2008 Plan, the Committee will determine at its sole discretion, among other things, the persons to whom from time to time Awards may be granted ("Participants"), the number of shares of Common Stock of the Company (the "Common Stock") and exercise price, if any, under the Awards, any restrictions or limitations on the Awards, including vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Awards. The interpretation and construction by the Committee of any provisions of, or the determination of any questions arising under, the 2008 Plan or any rule or regulation established by the Committee pursuant to the 2008 Plan, will be final, conclusive and binding on all persons interested in the 2008 Plan.

Eligibility

        Subject to the provisions of the 2008 Plan, all employees of the Company or any subsidiary of the Company and selected consultants as determined by the Committee are eligible to receive Awards under the 2008 Plan.

Number of Shares Available

        The 2008 Plan currently provides for the grant of up to 500,000 shares of Common Stock to Participants, plus any shares available from the 2002 Plan as described below. Shares subject to an Award that remain unissued upon the expiration, termination, forfeiture, cancellation or surrender of the Award and shares of restricted stock that are forfeited will be available for additional Awards under the 2008 Plan. In the event of a stock dividend, stock split, recapitalization or similar event, the Committee will equitably adjust the aggregate number of shares subject to the 2008 Plan and the number, kind and price of shares subject to Awards that are outstanding.

        Shares of Common Stock available from the 2002 Plan for issuance under the 2008 Plan include any shares remaining available for issuance under the 2002 Plan at the time the 2008 Plan becomes effective plus any shares subject to stock options granted under the 2002 Plan to the extent the stock options subsequently expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or cancelled. As of March 11, 2008, there were 65,871 shares available for issuance under the 2002 Plan.

Amendment and Termination

        The Board of Directors, without further approval of the stockholders, may amend or terminate the 2008 Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares subject to the 2008 Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Common Stock is listed or quoted.

Awards Under the Stock Plan

Options

        The 2008 Plan provides for the grant of options, which may be nonqualified options, incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any combination of the foregoing. In general, options granted under the 2008 Plan have a term not to exceed ten (10) years from the date of grant. The per share exercise price of an incentive stock option granted under the 2008 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant. The exercise price of nonqualified stock options is the price determined by the Committee, but the exercise price shall not be less than the fair market value of the Common Stock on the grant date unless the stock option meets the requirements of Section 409A of the Code.

        The Committee will determine the terms and conditions of each option Award, including the type of option (i.e., incentive stock option or nonqualified stock option), the number of shares of Common Stock subject to the option, the term of the option, the vesting periods of the option and the other terms and conditions applicable to the Award.

        The 2008 Plan provides the Committee with the sole discretion to determine when options granted thereunder will become exercisable. Generally, it is intended that such options may be exercised after a period of time specified by the Committee at any time prior to expiration, so long as the Participant remains employed by the Company, except in the case of termination without cause, death or disability, where special rules apply. No option granted under the 2008 Plan is transferable by the Participant other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the Participant only by the Participant. There is a limited exception for nonqualified stock options, which may be transferred by gift or domestic relations order, in the discretion of the Committee, to certain family members and family owned entities.

        A participant holding an option has no rights as a shareholder of the Company with respect to the Common Stock subject to the option until he or she has exercised the option and paid the exercise price in full and the underlying shares of Common Stock have been recorded on the Company's official stockholder records as having been issued and transferred.

Restricted Stock and Restricted Stock Units

        Subject to the other applicable provisions of the 2008 Plan and applicable law, the Committee may at any time and from time to time grant restricted stock or restricted stock units to Participants, in such amounts and subject to such vesting conditions, other restrictions and conditions for removal of restrictions as it determines. Unless determined otherwise by the Committee, Participants receiving restricted stock or restricted stock units are not required to pay the Company cash consideration therefor (except as may be required for applicable tax withholding).

        Each Award for restricted stock and restricted stock units shall be evidenced by a grant agreement that specifies the applicable vesting conditions and other restrictions, if any, on such Award, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of the shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any vesting or other restriction applicable to any restricted stock or restricted stock units awarded to any grantee under the Plan.

        Subject to the vesting requirements and restrictions on transferability specified in the award agreement, or as otherwise determined by the Committee and specified in the award agreement, a Participant receiving restricted stock will have, with respect to the restricted stock, the same rights as a stockholder of the Company, including all voting and dividend rights, during the restriction period. However, if any dividends are paid on the restricted Common Stock, in the discretion of the Committee, those dividends will be subject to the same restrictions on transferability and risk of forfeiture that apply to the restricted stock with respect to which they were issued. A Participant receiving a restricted stock unit will not be entitled to vote or receive cash dividends on the Common Stock underlying such restricted stock unit or to any of the other rights of stockholders during the period prior to the vesting and lapse of any other restrictions with respect to the issuance of Common Stock under such restricted stock unit.

Performance Awards

        Performance Awards become payable on account of attainment of one or more performance goals, as determined by the Committee. Performance Awards may be paid by the issuance, vesting or delivery of incentive stock options, nonqualified stock options, restricted stock or restricted stock units upon attainment of the performance goals.

Changes in Control

        Upon the occurrence of certain change in control events, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of the 2008 Plan and to protect the grantees of Awards, which action may include, without limitation, any one or more of the following, provided such action is in compliance with Code Section 409A if applicable: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the change in control; (ii) cancellation of any Award upon payment to the holder in cash of the fair market value of the Common Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the change in control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to stock of the Company, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the Award.

U.S. Federal Tax Consequences

        The following is a brief summary of the general U.S. federal income and employment tax consequences relating to the 2008 Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this proxy statement and does not purport to be a complete description of the U.S. federal income and employment tax laws.

Incentive Stock Options

        Incentive stock options are intended to qualify for special treatment available under Section 422 of the Code. A participant will not recognize taxable income when an incentive stock option is granted and the Company will not receive a deduction at that time. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the incentive stock option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant's employment is terminated due to disability). However, in that case, the excess of the fair market value of the stock on the exercise date over the exercise price will be an adjustment for alternative minimum tax purposes.

        If the participant does not sell or otherwise dispose of the Common Stock acquired upon the exercise of an incentive stock option within two years from the grant date of the incentive stock option or within one year after he or she receives the Common Stock, then, upon disposition of such Common Stock, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain, and the Company will not be entitled to a corresponding deduction. The participant generally will recognize a capital loss to the extent that the amount recognized is less than the exercise price.

        If the foregoing holding period requirements are not met, the participant generally will recognize ordinary income at the time of the disposition of the Common Stock in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the Common Stock over the exercise price, and the Company will be entitled to a corresponding deduction. Any amount realized in excess of the value of the Common Stock on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the Common Stock.

        The rules that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

Nonqualified Stock Options

        A participant will not recognize taxable income when a nonqualified stock option is granted and the Company will not receive a deduction at that time. However, when a nonqualified stock option is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the Common Stock that the participant purchased on the date of exercise over the aggregate exercise price. This same amount will be subject to employment taxes, including social security and Medicare taxes. If a participant uses Common Stock or a combination of Common Stock and cash to pay the exercise price of a nonqualified stock option, the participant will recognize ordinary income equal to the value of the excess of the number of shares of Common Stock that he or she purchases over the number of shares of Common Stock he or she surrenders, less any cash used to pay the exercise price. This same amount will be subject to employment taxes, including social security and Medicare taxes. When a nonqualified stock option is exercised, the Company will be entitled to a deduction equal to the ordinary income that the participant recognizes.

        If the amount a participant receives upon disposition of the Common Stock that the participant acquired by exercising a nonqualified stock option for cash is greater than the fair market value of those shares of Common Stock when the participant exercised the nonqualified stock option, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Stock for more than one year after he or she acquired them by exercising the nonqualified stock option. Conversely, if the amount a participant receives upon disposition of the Common Stock that the participant acquired by exercising a nonqualified stock option for cash is less than the fair market value of those shares of Common Stock when the participant exercised the nonqualified stock option, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Stock for more than one year after he or she acquired them by exercising the nonqualified stock option. There is a carryover of the tax basis and holding period of any shares used to pay the exercise price to an equal number of shares received on exercise.

Restricted Stock

        Unless a participant makes an election under Section 83(b) of the Code, the participant generally will not recognize taxable income when restricted stock is granted, and the Company will not receive a deduction at that time. Instead, when the restricted stock vests (i.e., the underlying shares of Common Stock become freely transferable and no longer subject to a substantial risk of forfeiture), a participant will recognize ordinary income equal to the fair market value of the underlying Common Stock at such time, less any consideration paid for the restricted stock. The same amount will be subject to employment taxes, including social security and Medicare taxes. The Company generally will be entitled to a deduction equal to the ordinary income that the participant recognizes.

        In that case, if the amount a participant receives upon disposition of these shares of Common Stock is greater than the fair market value of the Common Stock when the restricted stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Stock for more than one year after the restricted stock vested. Conversely, if the amount the participant receives upon disposition of these shares of Common Stock is less than the fair market value of the Common Stock when the restricted stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Stock for more than one year after the restricted stock vested.

        If a participant makes a Section 83(b) election, the participant will recognize ordinary income on the grant date equal to the fair market value of the Common Stock subject to the restricted stock Award on the grant date, and the Company will be entitled to a deduction equal to the income that the participant recognizes at that time. The same amount will be subject to employment taxes, including social security and Medicare taxes. However, if a participant makes a Section 83(b) election, the participant will not recognize taxable income when (and if) the restricted stock vests. If the restricted stock does not ultimately vest, the participant may not take a tax deduction in connection with the forfeiture of the restricted stock subject to a Section 83(b) election.

        If a participant who has made a Section 83(b) election earns the Common Stock subject to a restricted stock Award, any appreciation between the grant date and the date the participant disposes of the Common Stock will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Stock for more than one year after the grant date. Conversely, if the amount the participant receives upon disposition of these shares of Common Stock is less than the fair market value of the Common Stock on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Stock for more than one year after the grant date.

Sections 280G and 4999

        Sections 280G and 4999 of the Code impose penalties on "excess parachute payments." An excess parachute payment occurs when payments are made to a "disqualified individual" (as defined under Section 280G of the Code) in connection with a change in control in an amount equal to or greater than 300% of the recipient's taxable compensation averaged over the five calendar years ending before the change in control (or over the entire period of employment if the participant has been employed less than five calendar years). This average is called the "base amount."

        Some participants in the 2008 Plan may receive payments in connection with a change in control. If this happens, the value of those participants' payments from the 2008 Plan must be combined with other payments that the participant is entitled to receive in connection with a change in control under other agreements or plans with the Company or any its subsidiaries. If the participant is a disqualified individual and the combined value of all payments is equal to or greater than 300% of the base amount, the participant must pay a 20% excise tax on all amounts in excess of 100% of the base amount. This tax is in addition to other federal, state and local income, wage and employment taxes. The Company may not deduct the amount of any excess parachute payment.

Section 409A

        Section 409A of the Code, which became effective January l, 2005, imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% excise tax on amounts that are subject to, but do not comply with, Section 409A of the Code. Section 409A of the Code includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. It is intended that the Awards granted under the 2008 Plan will comply with or be exempt from the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service).

Section162(m)

        Section 162(m) of the Code limits the deduction for compensation to the chief executive officer and certain other officers to no more than $1,000,000 annually for each. There is an exception for certain performance-based compensation that Awards under the 2008 Plan are intended to meet.

Required Stockholder Vote

        The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to approve the 2008 Plan.

Plan Benefits

        If the stockholders approve the 2008 Plan, the named executive officers of the Company will receive the following dollar value of option grants and restricted stock Awards under the 2008 Plan effective June 5, 2008: Mr. Ludwig: $62,500; Mr. Tamburo: $47,500; Mr. Overwijn: $47,500;

Mr. Armstrong: $47,500; and Mr. Hooghiemstra: $27,500. The proportion of these Awards that will be made in the form of options and restricted stock has not been determined at this time. Additionally the number of shares of Common Stock underlying these option grants and restricted stock Awards will be determined based on the price of the Common Stock on June 5, 2008 and, accordingly, cannot be determined at this time.

        No other Awards have been granted under the 2008 Plan.

The Board of Directors recommends that stockholders vote FOR proposal 2.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors held seven meetings during 2007 and all directors attended at least 75% of such meetings. The Board of Directors has determined that each of Messrs. Lipinski, Rubbo, Urso and Fatzinger is an "independent" director, as determined in accordance with the NASDAQ listing standards.

        The Board currently has a Compensation Committee and an Audit Committee.

        The Board does not have a standing Nominating Committee. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested directors and voted upon by all disinterested directors. The Board believes this process for nominating Directors has worked well in the past and that establishing a formal Nominating Committee is not necessary. The Board will consider as potential nominees persons recommended by stockholders. Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with any advance notice and other requirements set forth in the Company's Bylaws. Recommendations for a nominee should be submitted to the Board of Directors in care of the Secretary of the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874.

        The Board of Directors uses an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the Board of Directors. The Board has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Board will consider the factors it believes to be appropriate, which include the candidate's personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Company's stockholders. The Board does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder, an officer, or a director.

Shareholder Communications with Directors and Attendance at Annual Meeting

        In order to provide the Company's stockholders with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. Stockholders of the Company and other interested persons may communicate with the Chairman of the Audit Committee or the Compensation Committee or with the non-management directors of the Company as a group by sending an email to: Investor@optelecom-nkf.com. The email should specify which of the foregoing is the intended recipient.

        All communications received in accordance with these procedures will be reviewed initially by the Company's Investor Relations Department. The Investor Relations Department will relay any such communication to the appropriate director or directors unless the Investor Relations Department determines that the communication:

  •
  does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

  •
  relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

  •
  is an advertisement or other commercial solicitation or communication;

  •
  is frivolous or offensive; or

  •
  is otherwise not appropriate for delivery to directors.

        The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company's Investor Relations Department and only in accordance with the Company's policies and procedures and applicable law and regulations relating to the disclosure of information.

        The Company's Investor Relations Department will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors may review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Code of Ethics

        The Company has adopted a Code of Ethics that applies to all of its directors and employees, including its principal executive officer and principal financial officer. The Code of Ethics is posted to the Company's website, www.optelecom-nkf.com, under the "Corporate Governance" section. The Company will disclose future changes to the Code of Ethics by posting the information on its website.

Compensation Committee

        The Compensation Committee met six times during 2007 and all members attended at least 75% of such meetings. Current members of the Compensation Committee are Robert F. Urso, Carl J. Rubbo, Jr., Walter Fatzinger, Jr., and David R. Lipinski, who is the chairman. The functions of the Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. It also administers the Company's stock option plan and other compensation plans. The Compensation Committee is governed by a written charter approved by the Board of Directors, which is available on the Company's website (www.optelecom-nkf.com).

Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, and is composed of all four of the independent directors who are not employees of the Company. The Audit Committee met five times in 2007 and all members attended at least 75% of the meetings. The Audit Committee is governed by a written charter approved by the Board of Directors, which is available on the Company's website (www.optelecom-nkf.com).

        All four current members of the Company's Audit Committee are independent within the meaning of the NASDAQ listing standards and the rules of the Securities and Exchange Commission. The rules of the Securities and Exchange Commission and the NASDAQ listing standards generally require that the Company maintain an audit committee of at least three independent directors.

        Our Board of Directors has determined that both Messrs. Carl J. Rubbo, Jr. and David R. Lipinski are "audit committee financial experts" as defined by the rules of the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

        The Board of Directors has designated seven of the Company's officers (including the five executive officers named in the Summary Compensation Table) as "executive officers." The executive officers include the Chief Executive Officer (CEO), Chief Financial Officer, vice presidents in charge of operating segments and principal functions and other officers who have policy-making authority for the Company. The Board of Directors has delegated authority for administering the compensation program for executive officers to the Compensation Committee. The Board has appointed all of the independent members of the Board to serve as members of the Compensation Committee.

        The Compensation Committee reviews and approves all executive officers' compensation, including:

  •
  base salary;

  •
  equity compensation;

  •
  incentive compensation;

  •
  employment agreements; and

  •
  any special or supplemental benefits.

        The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our stock option and other compensation plans. The Compensation Committee also approves the Company's incentive programs.

        The Compensation Committee also has authority to retain advisors from outside of the Company. During 2006, the Compensation Committee used the services of Management Performance International, Inc. (MPI), an independent consultant, for competitive data and advice regarding executive compensation. During 2007, the members of the Compensation Committee used the results of the 2006 work of MPI together with their experiences and judgments in the performance of their reviews. A complete description of the responsibilities of the Compensation Committee is set forth in the Committee's Charter, which is available on the Internet at www.optelecom-nkf.com. The Compensation Committee and the Board review and revise the charter as necessary.

Compensation Philosophy and Objectives

        The objectives of our compensation programs are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success. The Compensation Committee adheres to the following philosophy regarding compensation of the Company's executive officers:

  •
  provide competitive total pay opportunities in order to attract, retain, and motivate high quality executive talent critical to the Company's success;

  •
  pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

  •
  create a mutuality of interest between executives and shareholders through a restricted stock grant and option program; and

  •
  to focus the executive's attention on overall corporate objectives as well as the executive's specific operational objectives.

        As the industry in which the Company operates can be extremely competitive, we believe that the compensation programs for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company. The compensation programs should be determined within the competitive environment in which the Company is situated and based on the achievement of business objectives, individual contribution, and financial performance. The goals are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of corporate, business unit, and individual performance goals, and aligns the interests of the executive officers with those of the Company by providing them with an equity stake in the Company. Compensation is designed to fall within the range paid to comparable executives in other similarly sized and like industry corporations.

        In 2006, the outside members of the Board of Directors commissioned MPI to prepare a report regarding the current compensation paid to executives by companies similar to the Company in order to determine the appropriate levels of compensation for its executives. The study analyzed existing job content data, benchmarked cash and total compensation payments, compiled market practices, and reviewed Optelecom-NKF's current compensation mix and delivery practices relative to business needs. Following are the companies that MPI compared to the Company in its report:

Glenayre Technologies SpectraLink Corp. Performance Technologies Optical Communication NetWolves Corp. Latronix Inc. Applied Innovation, Inc. Axesstel Inc. XETA Technologies Inc.	Anaren, Inc. Verilink Corp. Ditech Communications Stratos International Inc. Carrier Access Corp. TII Network Technologies Optical Cable Corp. Cogent Communications Oplink Communications

Components of Executive Compensation

        The compensation program for the Company's executive officers consists principally of the following components:

  •
  base salary;

  •
  long-term equity incentives; and

  •
  Incentive cash awards.

Base Salary

        Base salaries for our executives are based upon competitive compensation data for similar public companies, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The Compensation Committee did generally target base salaries at or near the 50th percentile of the market based upon the report provided by MPI as discussed in the Compensation Philosophy and Objectives section.

        The executives would have the opportunity for their total compensation to exceed the 50th percentile compared to the market based upon inclusion of performance incentives. Although these factors apply to our named executive offices, Messrs. Ludwig, Tamburo, Armstrong, Overwijn and

Hooghiemstra, their base salaries are also subject to the terms of their respective employment agreements, the material terms of which are discussed under the Summary Compensation Table.

        In 2007, the Company and Mr. Ludwig entered into an amendment of his employment agreement pursuant to which his base salary was set at $242,000 for 2007, $254,100 for 2008 and $266,800 for 2009. In addition, pursuant to this amendment, Mr. Ludwig received a bonus of $60,000 for 2007 and is eligible to receive a bonus of $63,000 at the end of 2008 if, as of such time, he is actively serving as the Chief Executive Officer of the Company, is actively transitioning to a successor Chief Executive Officer, as determined by the Compensation Committee of the Board of Directors in good faith, or a change of control of the Company has been consummated on or before such time. These amendments were intended to bring Mr. Ludwig's annual compensation into line generally with the median range of the Company's peer group companies and were intended to encourage timely succession planning for the role of Chief Executive Officer.

        At the end of 2007, the Compensation Committee approved increases in the base salaries for Messrs. Overwijn, Tamburo and Hooghiemstra to EUR 135,000, $175,000 and EUR 115,000, respectively, effective for 2008. The increases were based primarily on increases in responsibilities of each of these officers as a result of the corporate restructuring the Company implemented in March 2007.

Long-Term Equity Incentives

        The Company provides its executive officers with long-term incentive compensation through grants of equity in the form of stock options and restricted stock grants. The goal of the long-term equity incentive program is to align the interests of executive officers with those of the Company's stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is our belief that stock options and restricted stock directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term equity incentive plan is to tie the number of stock options and restricted stock awarded to each employee in the plan to the performance of the Company with respect to predetermined quantifiable and objective measures and to the individual contribution of each employee in the plan with respect to individual performance measures.

        To carry out this philosophy, the Company establishes a target equity award based upon each executive officer's position, responsibilities, and historical and expected future contributions to our company. The actual equity awards are then determined by comparing actual Company performance with specific Company-based performance goals measured at the end of the fiscal year. The equity awards also utilize vesting periods that encourage key executives to continue with the Company. Generally, equity awards to employees vest two years from the date of the award.

        Under the Company's 2007 Management Stock Award Plan, executives were eligible to receive target equity award values consisting of a combination of options to purchase common stock and restricted stock awards if the Company's consolidated revenue and consolidated income from operations for 2007 met the targets established under the Plan. For 2007, the predetermined target revenue was $46,600,000 and the predetermined target consolidated income from operations was $4,200,000. The Compensation Committee could award a proportionate amount of the target equity awards if the Company's consolidated revenue and consolidated income from operations for 2007 were within 80% of the targets, but no awards could be made if consolidated revenue and consolidated income from operations were below 80% of the targets. Additionally, if an individual executive's performance exceeded expectations and/or the Company's consolidated revenue and consolidated income from operations for 2007 exceeded 100% of the targets established by the Compensation Committee, the Compensation Committee could increase the target equity awards for the named executive officers up to a maximum of 169% of the target awards. The target equity award values ranged from approximately $125,000 for the Chief Executive Officer to approximately $55,000 for the other executive officers. Based on the Company's revenue and income from operations for 2007, the Chief Executive Officer and the other named executive officers are to receive the following dollar value of option grants and restricted stock awards in June 2008: Mr. Ludwig: $62,500; Mr. Tamburo: $47,500; Mr. Overwijn: $47,500; Mr. Armstrong: $47,500; and Mr. Hooghiemstra: $27,500. Because these option and restricted stock awards are to be granted in 2008, they are not reflected in the Summary Compensation Table and the Grants of Plan Based Awards table.

Incentive Cash Awards

        The Company provides annual cash incentive awards to executives and other employees pursuant to an annual incentive plan that is reviewed and approved by the Compensation Committee. The goal of the incentive cash awards is to tie a portion of the compensation of each employee in the plan to the performance of the Company with respect to predetermined quantifiable and objective measures, and to the individual contribution of each employee in the plan with respect to individual performance measures. To carry out this philosophy, the Company's cash bonus plan establishes a predetermined target cash bonus calculated as a percentage of the employee's base salary. The cash bonus amounts then are determined by specific Company-based performance goals, as well as individual performance goals, measured at the end of the fiscal year. A significant portion of each executive officer's potential annual compensation is a performance-based bonus. Our Chief Executive Officer's target bonus payment and performance goals under the plan are determined by the Compensation Committee. For 2007, the performance goals for our Chief Executive Officer were entirely based upon objective measures of Company financial performance against pre-set targets. For 2007, the performance measure was revenue and income from operations versus the targets established under the Plan. For 2007, the target revenue was $46,600,000 and the target consolidated income from operations was $4,200,000. The Compensation Committee could award a proportionate amount of the target cash bonus amounts if the Company's consolidated revenue and consolidated income from operations for 2007 were within 80% of the targets, but no bonus amounts could be paid if consolidated revenue and consolidated income from operations were below 80% of the targets. Additionally, if an individual executive's performance exceeded expectations and/or the Company's consolidated revenue and consolidated income from operations for 2007 exceeded 100% of the targets established by the Compensation Committee, the Compensation Committee could increase the cash bonus amounts for the named executive officers up to a maximum of 169% of the target bonus amounts.

        Target bonus payments and performance goals for other executives are determined by the Compensation Committee in consultation with our Chief Executive Officer.

        Under the Company's 2007 Management Incentive Plan, the target cash incentive payments for the Chief Executive Officer and the other named executive officers ranged from 55% to 38% of 2007 base salary. Based on the Company's revenue and income from operations for 2007, the Chief Executive Officer and the other named executive officers earned the following cash incentive awards under the 2007 Management Incentive Plan: Mr. Ludwig: $66,550; Mr. Tamburo: $41,250; Mr. Overwijn: $32,521; Mr. Armstrong: $36,100; and Mr. Hooghiemstra: $35,349.

Special Tax Consideration—Section 162(m)

        The Compensation Committee considers the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless compensation is performance-based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m).

  Compensation Committee Report on Executive Compensation

        We, the undersigned members of the Compensation Committee of the Board of Directors of the Company, have reviewed the Company's Compensation Discussion and Analysis for 2007 and have discussed it with the Company's management. Based on our review and this discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company's Annual Report on Form 10-K.

COMPENSATION COMMITTEE
David R. Lipinski, Chairman
Carl J. Rubbo, Jr.
Robert F. Urso
Walter Fatzinger, Jr.

Summary Compensation Table

        The following table sets forth the compensation we paid for services rendered during the fiscal year ended December 31, 2007 to our principal executive officer, our principal financial officer, and each of our other three most highly compensated executive officers who were executive officers as of December 31, 2007 (the "Named Executive Officers"), determined by reference to total compensation (reduced by the amount set forth in the table below under the caption "Change in Pension Value and Nonqualified Deferred Compensation Earnings") earned by such individuals for the 2007 fiscal year.

Name and Principal Position(a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards $(1) (e)	Option Awards ($) (2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(4) (i)	Total ($) (j)
Edmund Ludwig President and Chief Executive Officer	2007 2006	242,000 231,000	60,000 46,000	58,386 32,857	58,386 32,857	66,550 117,394	0 0	105,315 152,339	590,634 612,447
Steven Tamburo Chief Financial Officer(5)	2007 2006	165,000 59,022	0 0	32,542 0	32,542 59,250	41,250 25,493	0 0	4,905 52	276,239 143,817
Thomas Overwijn Executive Vice President and Chief Operating Officer	2007 2006	157,550 134,859	0 0	50,950 63,943	50,948 63,943	32,521 61,423	0 0	45,997 34,089	337,966 358,257
James Armstrong Executive Vice President, Federal Systems/Business Development	2007 2006	190,000 190,000	0 0	32,760 15,481	32,764 15,481	36,100 38,846	0 0	345 345	291,969 260,153
Roland Hooghiemstra Vice President of Sales and Marketing	2007 2006	130,150 118,750	0 0	41,250 15,659	13,749 46,978	35,349 47,928	0 0	40,043 29,646	260,541 258,961

(1)
Reflects the amount recognized in the applicable year for financial statement reporting purposes in accordance with FAS 123R for stock awards granted during such year, except that estimates of forfeitures related to service-based vesting conditions have been disregarded. Assumptions used in the calculation of the amounts for 2007 are included in Note 9 to our audited financial statements for the year ended December 31, 2007 included in our Form 10-K filed with the Securities and Exchange Commission on or before March 31, 2008. Assumptions used in the calculation of the amounts for 2006 are included in Note 9 to our audited financial statements for the year ended December 31, 2006 included in our Form 10-K filed with the Securities and Exchange Commission on April 2, 2007. There were no forfeitures of stock awards during 2006 or 2007.

(2)
Reflects the amount recognized in the applicable year for financial statement reporting purposes in accordance with FAS 123R for options granted during such year, except that estimates of forfeitures related to service-based vesting conditions have been disregarded. Assumptions used in the calculation of the amounts for 2007 are included in Note 9 to our audited financial statements for the year ended December 31, 2007 included in our Form 10-K filed with the Securities and Exchange Commission on or before March 31, 2008. Assumptions used in the calculation of the amounts for 2006 are included in Note 9 to our audited financial statements for the year ended December 31, 2006 included in our Form 10-K filed with the Securities and Exchange Commission on April 2, 2007. There were no forfeitures of stock option during 2006 or 2007.

(3)
Reflects cash incentive awards earned under the Company's Annual Incentive Plan for the applicable year.

(4)
These amounts consist of a retirement bonus accrual, automobile allowance, U.S. 401(k) matching contributions, required payments for Dutch employees to an industry sponsored pension plan, and life insurance premiums. Executive officers do not receive any other perquisites, personal benefits or property.

(5)
Mr. Tamburo was appointed Chief Financial Officer on August 15, 2006.

Employment Contracts

        Edmund Ludwig, James Armstrong, Thomas Overwijn, Steven Tamburo and Roland Hooghiemstra are compensated pursuant to employment agreements with the Company. A summary of material terms and conditions of the employment agreements are as follows:

Edmund Ludwig

        Mr. Ludwig serves as the President and Chief Executive Officer of the Company, reporting to the Board of Directors.

        Term of Agreement.    Mr. Ludwig's employment agreement terminates on December 31, 2009.

  Compensation:

        (a)    Base Salary.    $254,100 for 2008 and $266,800 for 2009.

        (b)    Incentives.    Cash and equity incentives set forth in the Company's incentive compensation program with a cash incentive target equal to 55% of the current base salary for 2008 and 2009 upon the achievement of 100% of target performance, scalable above and below the target.

        (c)    Additional Payments.    $63,000 as of December 31, 2008 and $66,145 as of December 31, 2009 if, as of such date, he is either actively serving as the Chief Executive Officer of the Company, is actively transitioning to a successor Chief Executive Officer, or a change of control of the Company has been consummated.

        (d)    Other Benefits.    Mr. Ludwig is eligible to participate in all employee benefit plans in which the Company's employees are entitled to participate. Additionally, the Company leases a vehicle for the use of Mr. Ludwig at a monthly payment limited to not more than $728 per month.

        Vacation.    In 2008, the Company implemented a Paid Time Off policy for U.S.-based employees which is comprised of vacation allowance and sick leave. Mr. Ludwig is entitled to seven weeks paid time off.

  Termination:

        (a)   If the Company terminates the agreement without cause (as this term is defined in the agreement), Mr. Ludwig shall receive his base salary for a period of twelve months following termination, any bonus earned through the termination date, and all employee benefits accrued through the termination date.

        (b)   If Mr. Ludwig is terminated pursuant to a change of control of the Company (as defined in the agreement), he is entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

        (c)   If Mr. Ludwig terminates his employment by retirement, then (i) if his retirement is to take effect prior to July 1, 2008, he will receive an amount equivalent to three weeks of his last annual base salary times the number of full years that he has been employed by the Company, (ii) if his retirement is to take effect between July 1, 2008 and June 30, 2009, he will receive $622,004 in 52 equal bi-weekly payments, and (iii) if his retirement is to take effect after June 30, 2009, he will receive $672,293 in 52 equal bi-weekly payments.

James Armstrong

        Mr. Armstrong serves as the Executive Vice President, Federal Systems/Business Development, reporting to the President and Chief Executive Officer of the Company.

        Term of Agreement.    On January 16, 2008, the Company and Mr. Armstrong entered into an amendment of his employment agreement whereby the term of the agreement will expire on December 31, 2008.

  Compensation:

        (a)    Base Salary.    $190,000 per year, reviewed annually.

        (b)    Bonus.    Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

        (c)    Other Benefits.    Mr. Armstrong is entitled to participate in all employee benefit plans in which the Company's employees are entitled to participate.

        Vacation.    Mr. Armstrong is entitled to six weeks paid time off.

        Termination.    If the Company terminates the agreement without cause (as such term is defined in the agreement), Mr. Armstrong shall receive his base salary and any bonus earned by him for a period of twelve months following termination and all employee benefits accrued through the termination date. If Mr. Armstrong is terminated pursuant to a change of control of the Company (as defined in the agreement), he shall be entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

Thomas Overwijn

        Mr. Overwijn serves as the Managing Director of Optelecom-NKF B.V. and as Executive Vice President and Chief Operating Officer, reporting to the President and Chief Executive Officer of the Company.

        Term of Agreement.    Mr. Overwijn's employment is on an "at-will" basis and shall continue indefinitely until terminated.

  Compensation:

        (a)    Base Salary.    Euro 115,000 per year in 2007 and, per an amendment to Mr. Overwijn's employment agreement with the Company dated January 16, 2008, Euro 135,000 per year in 2008.

        (b)    Incentives.    Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

        (c)    Other Benefits.    Mr. Overwijn is entitled to participate in all employee benefit plans in which the Company's employees are entitled to participate.

        Vacation.    Mr. Overwijn is entitled to five weeks paid vacation in accordance with the Company's regular vacation policies.

        Termination.    If the Company terminates the agreement, Mr. Overwijn shall receive his base salary and any bonus earned by him for a period of twelve months following termination and all employee benefits accrued through the termination date. Should he be terminated pursuant to a change of control of the Company, he shall be entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

Steven Tamburo

        Mr. Tamburo serves as the Chief Financial Officer of the Company, reporting to the President and Chief Executive Officer of the Company.

        Term of Agreement.    Mr. Tamburo's employment agreement terminates on December 31, 2008.

  Compensation:

        (a)    Base Salary.    $175,000 per year, reviewed annually.

        (b)    Incentives.    Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

        (c)    Other Benefits.    Mr. Tamburo is entitled to participate in all employee benefit plans in which the Company's employees are entitled to participate.

        Vacation.    Mr. Tamburo is entitled to six weeks paid time off.

        Termination    If the Company terminates the agreement without cause (as defined in the agreement), Mr. Tamburo shall receive his base salary and any bonus earned by him for a period of twelve months following termination and all employee benefits accrued through the termination date. If he is terminated pursuant to a change of control of the Company (as defined in the agreement), he shall be entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

Roland Hooghiemstra

        Employee serves as the Vice President of Sales and Marketing of the Company, reporting to the Chief Operating Officer of the Company.

        Term of Agreement.    Mr. Hooghiemstra's employment is on an "at-will" basis and shall continue indefinitely until terminated.

  Compensation:

        (a)    Base Salary.    Euro 95,000 per year in 2007 and, per an amendment to Mr. Hooghiemstra's employment agreement with the Company dated January 16, 2008, Euro 115,000 per year in 2008.

        (b)    Incentives.    Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

        (c)    Other Benefits.    Mr. Hooghiemstra is entitled to participate in all employee benefit plans in which the Company's employees are entitled to participate.

        Vacation.    Five weeks paid vacation in accordance with the Company's regular vacation policies.

        Termination.    Dutch law governs the termination provisions of this contract.

  Outstanding Equity Awards At Fiscal Year-End

        The following table provides information regarding outstanding stock options and restricted stock held by the Named Executive Officers as of December 31, 2007.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Edmund Ludwig	30,000	0		0	$9.19	1/8/2009	0		0	0	0
Edmund Ludwig	30,000	0		0	9.05	1/7/2010	0		0	0	0
Edmund Ludwig	4,425	1,474	(2)	0	14.23	6/19/2011	577	(2)	$4,408	0	0
Edmund Ludwig	0	15,822	(3)	0	9.09	3/5/2012	6,423	(3)	49,072	0	0
Steven Tamburo	5,625	1,875	(4)	0	7.90	8/15/2011	0		0	0	0
Steven Tamburo	0	8,819	(3)	0	9.09	3/5/2012	3,580	(3)	27,351	0	0
Thomas Overwijn	25,000	0		0	9.48	4/1/2010	0		0	0	0
Thomas Overwijn	8,610	2,870	(2)	0	14.23	6/19/2011	1,123	(2)	8,580	0	0
Thomas Overwijn	0	13,807	(3)	0	9.09	3/5/2012	5,605	(3)	42,822	0	0
James Armstrong	15,000	0		0	9.19	1/8/2009	0		0	0	0
James Armstrong	15,000	0		0	9.05	1/7/2010	0		0	0	0
James Armstrong	2,085	694	(2)	0	14.23	6/19/2011	272	(2)	2,078	0	0
James Armstrong	0	8,879	(3)	0	9.09	3/5/2012	3,604	(3)	27,535	0	0
Roland Hooghiemstra	7,500	0		0	9.48	4/1/2010	0		0	0	0
Roland Hooghiemstra	2,738	0		0	13.87	1/6/2011	4,538	(3)	34,670	0	0
Roland Hooghiemstra	0	3,726	(3)	0	9.09	3/5/2012	0			0	0

(1)
Based on the closing market price of $7.64 on December 31, 2007.

(2)
These options/shares will vest on June 19, 2008.

(3)
These options/shares will cliff vest on March 5, 2009.

(4)
These options will vest on August 15, 2008.

Option Exercises and Stock Vested

        The following table provides information regarding stock options and restricted stock held by the Named Executive Officers that were exercised and/or vested during 2007.

	Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value of Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value of Realized on Vesting ($)
Edmund Ludwig	0	0	1,732	24,646
Thomas Overwijn	0	0	3,370	47,955
James Armstrong	10,900	35,813	816	11,612
Roland Hooghiemstra	0	0	3,387	46,978

(1)
Calculated by multiplying the number of shares acquired by the difference between the exercise price and the market value of the common stock on the date of exercise.

(2)
Based on the closing market prices of the common stock on the vesting dates.

Potential Payments Upon Termination or Change-in-Control

        We have entered into employment agreements with Messrs. Ludwig, Armstrong, Overwijn and Tamburo pursuant to which each is entitled to certain payments and continuation of benefits if their employment is terminated without cause or upon a change in control of the Company. The material terms of these provisions are summarized after the Summary Compensation Table.

        Following are the estimated amounts that would have been payable in U.S. dollars to each of the Named Executive Officers under their employment agreements if they had been terminated on December 31, 2007 as the result of a change-in-control (excluding the value of the continuation of employee benefits):

Edmund Ludwig	$550,550
Steven Tamburo	360,938
Thomas Overwijn	344,641
James Armstrong	415,643
Roland Hooghiemstra	284,703

Director Compensation

        The Directors Compensation Plan became effective July 1, 2006. Following is a summary of the material terms of the Plan:

  •
  Non-employee directors receive a quarterly retainer of $3,000 and a cash payment of $1,000 for each Board or Committee meeting attended either in person or by telephone.

  •
  Members of the Compensation and Audit Committees receive a cash payment of $750 for each Committee meeting attended in person or by telephone, provided that there is no such payment if the Committee meeting is held in conjunction with a Board meeting.

  •
  The Chairmen of the Compensation and Audit Committees receive a $2,500 quarterly retainer.

  •
  Non-employee directors are granted 625 shares of restricted stock (non-transferable for a period of two years after grant) on the first day of each calendar quarter and also receive cash payments equal to the tax amounts due on these grants.

        The following table sets forth amounts paid to our non-employee directors in connection with their services to the Company during 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Walter Fatzinger	$21,000	$20,594	$	$7,208	$48,802
David Lipinski(4)	31,000	20,594		7,208	58,802
Carl Rubbo(5)	31,000	20,594		7,208	58,802
Robert Urso	20,000	20,594		7,208	47,802

(1)
Each of the non-employee directors received stock awards of 2,250 shares during 2007. Reflects the amount recognized in 2007 for financial statement reporting purposes in accordance with FAS 123R for stock awards granted during 2007.

(2)
Under the Director Compensation Plan approved in 2006, stock options are no longer granted to non-employee directors.

(3)
Represents cash payment made to non-employee directors for taxes due on stock awards.

(4)
Mr. Lipinski serves as the Chairman of the Compensation Committee.

(5)
Mr. Rubbo serves as the Chairman of the Audit Committee.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee during 2007 was an officer or employee of the Company, or any of its subsidiaries, or was formerly an officer of the Company or any of it subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. Furthermore, none of the executive officers or directors of the Company currently serve, or have in the past served, on the compensation committee of any company whose executive officers serve or have served on the Company's Compensation Committee.

Compliance with Section 16(a) of the Securities Exchange Act Of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own ten percent or more of a registered class of the Company's equity securities, to file reports about their beneficial ownership and changes in ownership of the Company's common stock with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no such forms were required, the Company believes that during 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with, with the exception of Mr. Ludwig, who filed a late Form 5 related to a gift of shares in 2007.

Equity Compensation Plan Information

        Listed below is information on the Company's equity compensation plans as of March 11, 2008.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a) (c)
Equity compensation plans approved by security holders	444,150	$10.59	108,871
Equity compensation plans not approved by security holders	—	—	—

Totals	444,150	$10.59	108,871

REPORT OF THE AUDIT COMMITTEE AND AUDIT FEES

Report of the Audit Committee

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management. This included a discussion of the quality and the acceptability of the Company's financial reporting and controls and procedures and the certifications by the Company's Chief Executive Officer and Chief Financial Officer.

        The Audit Committee also reviewed with the independent auditors the financial statements in the Annual Report on Form 10-K. The auditors performed an independent audit of the Company's Financial Statements in accordance with the Standards of the Public Company Accounting Oversight Board and issued a report on those Financial Statements. The Audit Committee has also discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

        The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors their independence. The Audit Committee reviews and approves any non-auditing services to be provided by Grant Thornton LLP prior to the firm being retained to perform such services.

        The members of the Audit Committee are not employees of the Company and we are not accountants or auditors by profession. We have relied, without independent verification, on management's representation that the financial statements have been prepared in conformity with GAAP and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the independent audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent".

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Carl J. Rubbo, Jr., Chairman
Walter R. Fatzinger, Jr.
David R. Lipinski
Robert F. Urso

Independent Public Accountants

        The Audit Committee selected Grant Thornton LLP as independent public accountants for the Company for the year ending December 31, 2007. Grant Thornton LLP has served as independent public accountants for the Company since year-end 2003. To the knowledge of the Company, at no time has Grant Thornton LLP had any direct or indirect financial interest in or any connection with the Company other than in connection with services rendered to the Company.

        The selection of Grant Thornton LLP was made by the Audit Committee, which is composed wholly of outside Directors. The Audit Committee meets periodically with the Company's Chief Financial Officer and independent public accountants to review the scope and results of the audit function and to set any necessary policies relating to the audit and estimated fees for the coming year.

        The Company anticipates that a representative of Grant Thornton LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

Independent Public Accountants' Fees

        Audit Fees.    The aggregate for professional services rendered by Grant Thornton in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2007 and 2006 fiscal years was approximately $233,267 and $188,242, respectively.

        Audit Related Fee.    There were no audit related fees in 2007 and 2006.

        Tax Fees.    Tax fees billed by Grant Thornton during fiscal year 2007 were $45,250 while for 2006 the amount billed for tax services was $20,412.

        Other Fees.    Other fees in 2007 were $11,782 and related to FIN 48 compliance and Audit Committee matters. There were no other fees in 2006.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditor

        All the services provided by Grant Thornton were approved by our Audit Committee. In accordance with the Charter of our Audit Committee and consistent with the policies of the Securities and Exchange Commission, all auditing services and all non-audit services to be provided by any independent auditor of the Company shall be pre-approved by the Audit Committee. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company's ability to manage or control risk or improve audit quality. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.

ANNUAL REPORT ON FORM 10-K

        A copy of our annual report on Form 10-K (including the financial statements and schedules thereto) as filed with the Securities and Exchange Commission for our most recent fiscal year is included herewith.

OTHER MATTERS

Nominations, Other Business and Deadline for Stockholder Proposals

        Under an amendment to the Company's By-Laws adopted in February 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may nominate a candidate for election as a director at an annual meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting, except that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company's notice of the meeting is first given or announced publicly. With respect to a special meeting called to elect directors because the election of directors is not held on the date fixed for the annual meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company's notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

        The By-Laws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. If a stockholder desires to submit proposed business for consideration at an annual meeting, but does not want to include the proposal in our proxy materials under SEC Rule 14a-8, the stockholder shall deliver notice of such proposed business to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an annual meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

        Pursuant to SEC Rule 14a-8, certain stockholder proposals for the 2009 annual meeting of stockholders of the Company may be eligible for inclusion in the Company's proxy materials. Any such proposal must be submitted, along with proof of ownership of the Company's stock in accordance with SEC Rule 14a-8, no later than November 28, 2008 in order to be considered for inclusion in next year's proxy materials.

        A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.

EXHIBIT A

OPTELECOM-NKF, INC.

2008 STOCK INCENTIVE PLAN

OPTELECOM-NKF, INC.
2008 STOCK INCENTIVE PLAN

1.     Establishment, Purpose and Types of Awards

        Optelecom-NKF, Inc., a Delaware corporation (the Company) hereby establishes the Optelecom-NKF, Inc. 2008 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the "Company" by (i) providing incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

        The Plan permits the granting of Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, and Performance Awards, in each case as such term is defined below, and any combination of the foregoing.

2.     Definitions

        Under this Plan, except where the context otherwise indicates, the following definitions apply:

  (a)
  "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own directly or indirectly not less than fifty percent (50%) of such entity.

  (b)
  "Awards" shall mean Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, and Performance Awards, and any combination of the foregoing.

  (c)
  "Board" shall mean the Board of Directors of the Company.

  (d)
  "Change in Control" shall mean:

  (i)
  The consummation of an amalgamation, merger or consolidation of the Company with or into another entity or any other corporate reorganization of the Company, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such amalgamation, merger, consolidation or other reorganization (or, if applicable, more than fifty percent (50%) of the combined voting power of the ultimate parent company that directly or indirectly has beneficial ownership of the securities of such continuing or surviving entity) is not owned directly or indirectly by persons who were holders of the Company's then-outstanding voting securities immediately prior to such amalgamation, merger, consolidation or other reorganization;

  (ii)
  The sale, transfer or other disposition of all or substantially all of the Company's assets to an entity that is not a Parent, a Subsidiary or an Affiliate of the Company;

  (iii)
  Any transaction as a result of which any person acquires in a single transaction, directly or indirectly, securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company's then-outstanding voting securities. For purposes of this subsection, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude: (A) any Parent, Subsidiary or Affiliate of the Company, (B) any employee benefit plan (or related trust) sponsored or maintained by the Company, a Parent, or any Subsidiary or Affiliate, and (C) any underwriter temporarily holding securities pursuant to an offering of such securities; or

  (iv)
  A change in the composition of the Board over a period of twenty four (24) consecutive months or less as a result of which individuals who, at the beginning of such period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual subsequently becoming a director whose election, or nomination for election by the Company's Stockholders, was approved by a vote of at least a majority of the directors then comprising the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

  (e)
  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

  (f)
  "Committee" shall mean the Board or a committee of the Board appointed pursuant to Section 3 of the Plan to administer the Plan.

  (g)
  "Committee Delegate" shall mean the Chief Executive Officer or other senior officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 3(b).

  (h)
  "Covered Employee" shall mean an employee of the Company or any Parent, Subsidiary or Affiliate who is subject to Code Section 162(m).

  (i)
  "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended and any rules or regulations promulgated thereunder.

  (j)
  "Fair Market Value" of the Stock for any purpose on a particular date shall mean:

  (i)
  if the Stock is traded on a public securities exchange or a national automated quotation system, the closing price for Stock on the relevant date, or (if there were no sales on such date) the closing price on the nearest day before the relevant date, as reported in The Wall Street Journal or a similar publication selected by the Committee; or

  (ii)
  if the Stock is not traded on a public securities exchange or a national quotation system on such date, the price determined in a manner such as the Committee shall in good faith determine to be appropriate and consistent with the requirements of Code Section 409A.

  (k)
  "Grant Agreement" shall mean a written agreement between the Company and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

  (l)
  "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

  (m)
  "Incentive Stock Options" shall mean Stock options that meet the requirements of Code Section 422.

  (n)
  "Nonqualified Stock Options" shall mean Stock options that do not meet the requirements of Code Section 422.

  (o)
  "Parent" shall mean a company, whether now or hereafter existing, within the meaning of the definition of "parent company" provided in Section 424(e) of the Code, or any successor thereto of similar import.

  (p)
  "Participant" shall mean a director, officer, employee or consultant of the Company, or any Parent, Subsidiary or Affiliate, who is granted an Award under the Plan.

  (q)
  "Performance Award" shall mean an Award under Section 8 hereof.

  (r)
  "Performance Measure" shall mean one or more of the following criteria, or such other operating objectives, selected by the Committee to measure performance of the Company or any Parent, Subsidiary or Affiliate or other business division of same for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Stock growth; revenue; operating income; net income (either before or after taxes); earnings and/or net income before interest and taxes; earnings and/or net income before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Stock price; economic profit; economic value; total stockholder return; gross margins and costs. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied and, as determined by the independent accountants of the Company in the case of a Performance Award to a Covered Employee, to the extent intended to meet the performance-based compensation exception under Code Section 162(m), or as determined by the Committee for other Performance Awards, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

  (s)
  "Performance Period" means a period of not less than one year over which the achievement of targets for Performance Measures is determined.

  (t)
  "Restricted Stock" and "Restricted Stock Units" shall mean Awards under Section 7.

  (u)
  "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

  (v)
  "Securities Act" shall mean the U.S. Securities Act of 1933, as amended and any rules or regulations promulgated thereunder.

  (w)
  "Stock" shall mean common stock of the Company, par value $0.03 per share.

  (x)
  "Subsidiary" and "Subsidiaries" shall mean only a company or companies, whether now or hereafter existing, within the meaning of the definition of "subsidiary company" provided in Section 424(f) of the Code, or any successor thereto of similar import.

  (y)
  "Terminated Plan" shall mean the Optelecom, Inc. 2002 Stock Option Plan.

3.     Administration

  (a)
  Procedure.    The Plan shall be administered by the Board. In the alternative, the Board may delegate authority to a Committee to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Such Committee shall consist of not less than two (2) members of the Board each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule of similar import, and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

        Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

        The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

  (b)
  Secondary Committees and Sub-Plans.    The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Board hereunder are delegated (each of which shall be regarded as a "Committee" under the Plan with respect to such duties and powers), or delegate all of its duties and powers hereunder to a single Committee. Additionally, if permitted by applicable law, the Board or Committee may delegate any or all of its duties and powers hereunder to the Chief Executive Officer and/or to other senior officers of the Company subject to such conditions and limitations as the Board or Committee shall prescribe. However, only the Committee described under Subsection 3(a) may designate and grant Awards to Participants who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code. The Committee shall also have the power to establish sub-plans (which may be included as appendices to the Plan or the respective Grant Agreements), which may constitute separate programs, for the purpose of establishing programs which meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions. Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of the Plan.

  (c)
  Powers of the Committee.    The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

  (i)
  determine the Participants to whom, and the time or times at which, Awards shall be granted,

  (ii)
  determine the types of Awards to be granted,

  (iii)
  determine the number of shares of Stock and/or amount of cash to be covered by or used for reference purposes for each Award,

  (iv)
  impose such terms, limitations, vesting schedules, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award and the period, if any, following a grantee's termination of employment or service with the Company or any Parent, Subsidiary or Affiliate during which the Award shall remain exercisable,

  (v)
  modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially, adversely affect the grantee without the grantee's consent, or constitute a repricing of stock options without the consent of the holders of the Company's voting securities under (vi) below,

    (vi)
    only with the approval of the holders of the voting securities of the Company to the extent that such approval is required by applicable law, regulation or the rules of a national securities exchange or automated quotation system to which the Company is subject, reprice Incentive Stock Options and Nonqualified Stock Options either by amendment to lower the exercise price or by accepting such stock options for cancellation and issuing replacement stock options with a lower exercise price or through any other mechanism,

    (vii)
    accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award,

    (viii)
    establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period, and

    (ix)
    permit the deferral of, or require a Participant to defer such Participant's receipt of, the delivery of Stock and/or cash under an Award that would otherwise be due to such Participant and establish rules and procedures for such payment deferrals, provided the requirements of Code Section 409A are met with respect to any such deferral.

        The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary, desirable or appropriate in accordance with the Bylaws of the Company.

  (d)
  Limited Liability.    To the maximum extent permitted by law, no member of the Board or Committee or a Committee Delegate shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

  (e)
  Indemnification.    The members of the Board and Committee and any Committee Delegate shall be indemnified by the Company in respect of all their activities under the Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation and Bylaws of the Company as in effect from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation and Bylaws, as a matter of law, or otherwise.

  (f)
  Effect of Committee's Decision.    All actions taken and decisions and determinations made by the Committee or a Committee Delegate on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's or Committee Delegate's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee of the Company, and their respective successors in interest.

  (g)
  Apprising the Board.    The Committee will inform the Board regarding its activities under the Plan not less frequently than at each scheduled Board meeting and at such other times as the Board may request.

4.     Stock Available Under the Plan; Maximum Awards

  (a)
  Stock Available Under the Plan.
  (i)
  Subject to adjustments as provided in Section 11 of the Plan, the Stock that may be delivered or purchased with respect to Awards granted under the Plan, including with respect to Incentive Stock Options, shall not exceed an aggregate of 500,000 shares of Stock, plus the number of shares of Stock available from the Terminated Plan as provided in Subsection 4(a)(ii) below. Stock available under the Plan may be, in any combination, authorized but unissued Stock, treasury Stock and Stock that is repurchased, in the market, and canceled by the Company. The Company shall reserve said number of shares of Stock for Awards under the Plan, subject to adjustments as provided in Section 11 of the Plan. If any Award, or portion of an Award, issued under the Plan, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares of Stock without the delivery by the Company (or, in the case of Restricted Shares, without vesting) of Stock or other consideration, the Stock subject to such Award shall thereafter be available for further Awards under the Plan.

  (ii)
  There shall be available for issuance under the Plan the sum of (A) the number of shares of Stock remaining available for issuance under the Terminated Plan at the effective date of this Plan, plus (B) shares of Stock subject to any stock options issued under the Terminated Plan to the extent such stock options subsequently expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or canceled, without delivery of shares of Stock or other consideration to the holder.

  (b)
  Maximum Awards to Covered Employees.    The maximum number of shares of Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee shall be limited to 100,000. To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered or canceled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

5.     Participation

        Participation in the Plan shall be open to all employees and consultants of the Company, or of any Parent, Subsidiary or Affiliate of the Company, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of Incentive Stock Options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company.

        Awards may be granted to such Participants and for or with respect to such number of shares of Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to a Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.     Stock Options

        Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to Participants Awards of Nonqualified Stock Options and/or Incentive Stock Options. The stock option Awards granted shall be subject to the following terms and conditions.

  (a)
  Grant of Option.    The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Company and the grantee, stating the number of shares of Stock subject to the stock option evidenced thereby, the exercise price and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

  (b)
  Exercise Price.    The price per share payable upon the exercise of each stock option shall be determined by the Committee, but shall not be less than the Fair Market Value of the shares on the Grant Date unless the stock option meets the requirements of Code Section 409A.

  (c)
  Payment.    Stock options may be exercised in whole or in part by payment of the exercise price of the Stock to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if provided in the Grant Agreement and permitted by applicable law, in shares of Stock which have been held by grantee for at least six (6) months, or a combination of cash and such Stock, or by such other means as the Committee may prescribe. The Fair Market Value of Stock delivered on exercise of stock options shall be determined as of the date of exercise.

        If the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased Stock directly to such brokerage firm.

  (d)
  Term of Options.    The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the Stock certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any Stock represented by an outstanding stock option.

  (e)
  Restrictions on Incentive Stock Options.    Incentive Stock Option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

  (i)
  Grant Date.    An Incentive Stock Option must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Company's stockholders.

  (ii)
  Exercise Price and Term.    The exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the stock option is granted and the term of the stock option shall not exceed ten (10) years. Also, the exercise price of any Incentive Stock Option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of Stock of the Company or any Parent or Subsidiary of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the grant date and the term of such stock option shall not exceed five (5) years.

    (iii)
    Maximum Grant.    The aggregate Fair Market Value (determined as of the Grant Date) of Stock of the Company with respect to which all Incentive Stock Options first become exercisable by any grantee in any calendar year under this or any other plan of the Company and its Parent and Subsidiaries may not exceed One Hundred Thousand Dollars ($100,000) or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such stock options to the extent of the Stock in excess of such limit shall be treated as Nonqualified Stock Options. In such case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

    (iv)
    Grantee.    Incentive Stock Options shall only be issued to employees of the Company or of a Parent or Subsidiary of the Company.

    (v)
    Designation.    No stock option shall be an Incentive Stock Option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

    (vi)
    Stockholder Approval.    No stock option issued under the Plan shall be an Incentive Stock Option unless the Plan is approved by the stockholders of the Company within twelve (12) months of its adoption by the Board in accordance with the Bylaws of the Company and governing law relating to such matters.

  (f)
  Other Terms and Conditions.    Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.     Restricted Stock and Restricted Stock Units

  (a)
  In General.    Subject to the other applicable provisions of the Plan and applicable law, the Committee may at any time and from time to time grant Restricted Stock or Restricted Stock Units to Participants, in such amounts and subject to such vesting conditions, other restrictions and conditions for removal of restrictions as it determines. Unless determined otherwise by the Committee, Participants receiving Restricted Stock or Restricted Stock Units are not required to pay the Company cash consideration therefor (except as may be required for applicable tax withholding).

  (b)
  Vesting Conditions and Other Restrictions.    Each Award for Restricted Stock and Restricted Stock Units shall be evidenced by a Grant Agreement that specifies the applicable vesting conditions and other restrictions, if any, on such Award, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of the shares of Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any vesting or other restriction applicable to any Restricted Stock or Restricted Stock Units awarded to any grantee under the Plan.

  (c)
  Stock Issuance and Stockholder Rights.

  (i)
  Restricted Stock. Stock certificates with respect to Stock granted pursuant to a Restricted Stock Award shall be issued, and/or Stock shall be registered, at the time of grant of the Restricted Stock Award, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Any Stock certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award and the grantee may be required to deposit the certificates with the Company during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during the period of restriction following issuance of Restricted Stock certificates, the grantee shall have all of the rights of a holder of Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the Restricted Stock. The Committee, in its discretion, may provide that any dividends or distributions paid with respect to Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Restricted Stock to which such dividends or distributions relate.

    (ii)
    Restricted Stock Units. Stock certificates for the shares of Stock subject to a Restricted Stock Unit shall be issued, and/or Stock shall be registered, upon vesting and lapse of any other restrictions with respect to the issuance of Stock under such Award. The grantee will not be entitled to vote or receive cash dividends on such Stock or to any of the other rights of stockholders during the period prior to issuance of the certificates for such Stock and/or the registration of the Stock.

8.     Performance Awards

  (a)
  In General.    The Committee, in its discretion, may establish targets for Performance Measures for selected Participants and authorize the granting, vesting, payment and/or delivery of Performance Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, and/or Restricted Stock Units to such Participants upon achievement of such targets for Performance Measures during a Performance Period. The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

  (b)
  Covered Employee Targets.    After the Company is subject to Code Section 162(m), in connection with any Performance Awards granted to a Covered Employee which are intended to meet the performance-based compensation exception under Code Section 162(m), the Committee shall (i) establish in the applicable Grant Agreement the specific targets relative to the Performance Measures which must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Grant Agreement the method for computing the portion of the Performance Award which shall be granted, vested, paid and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period and prior to any such grant, vesting, payment or delivery certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing the portion of such Performance Award which shall be granted, vested, paid or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain. In interpreting Plan provisions applicable to Performance Measures and Performance Awards which are intended to meet the performance-based compensation exception under Code Section 162(m), it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in interpreting the Plan shall be guided by such provisions.

9.     Withholding and Reporting of Taxes

        The Company may require, as a condition to the grant of any Award under the Plan, vesting or exercise pursuant to such Award or to the delivery of certificates for shares of Stock issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement, that the grantee pay to the Company, in cash or, if approved by the Company, in Stock, including Stock acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind or any applicable taxes or other required withholding of any other jurisdiction required by law to be withheld with respect to any taxable event under the Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind or any applicable taxes or other required withholding of any other jurisdiction required by law to be withheld with respect to the grant, vesting, exercise or payment of or under any Award under the Plan or a Grant Agreement, or to retain or sell a sufficient number of the shares of Stock to be issued to such grantee to cover any such taxes. The Company or any Parent, Subsidiary or Affiliate shall comply with any applicable tax reporting requirements of any jurisdiction imposed on it by law with respect to the granting, vesting, exercise and/or payment of Awards.

10.   Transferability

        Except to the extent otherwise provided in the respective Grant Agreement, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative. Notwithstanding the foregoing, an Award other than an Incentive Stock Option may, in the Committee's sole discretion, be transferable by gift or domestic relations order to (i) the grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law or sister-in-law, including adoptive relationships (such persons, "Family Members"), (ii) a corporation, partnership, limited liability company or other business entity whose only stockholders, partners or members, as applicable are the grantee and/or Family Members, or (iii) a trust in which the Grantee and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee.

11.   Adjustments; Business Combinations

  (a)
  Adjustments.    In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters that relate to Awards and that are affected by the changes in the shares referred to above.

  (b)
  Change in Control.    In the event of any proposed Change in Control under Section 2(d)(i), (ii) or (iii), the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, without limitation, any one or more of the following, provided such action is in compliance with Code Section 409A if applicable: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the

    Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Stock of the Company, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the Award.

  (c)
  Dissolution and Liquidation.    In the event the Company dissolves and liquidates (other than pursuant to a plan of amalgamation, merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, Restricted Stock or Restricted Stock Unit Award, provided such action is in compliance with Code Section 409A if applicable: (i) each grantee shall have the right to exercise his stock options or to require delivery of Stock certificates, and/or registration of the Stock, representing any such Restricted Stock or Restricted Stock Unit Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, Restricted Stock or Restricted Stock Unit Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option not so exercised, canceled or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock or Restricted Stock Units as to which there has not been such delivery of Stock certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Company and the grantee's rights with respect to his outstanding Award.

  (d)
  Other Adjustments.    The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding paragraphs of this Section 11) affecting the Company, or the financial statements of the Company or any Parent, Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  (e)
  Additional Issuances.    Except as hereinbefore expressly provided, issuance by the Company of stock of any class or securities convertible into stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock subject to Awards.

12.   Termination and Amendment

  (a)
  Amendment or Termination by the Board.    The Board, without further approval of the stockholders, may amend or terminate the Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to the Plan).

  (b)
  Amendments by the Committee.    The Committee shall be authorized to make minor or administrative amendments to the Plan as well as amendments to the Plan that may be dictated by requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. The Committee may amend any outstanding Award in any manner as provided in Section 3(c) and to the extent that the Committee would have had the authority to make such Award as so amended.

  (c)
  Approval of Grantees.    No amendment to the Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under the Plan without the approval of the grantee. Further, no amendment to the Plan or an Award shall be made which would cause any Award to fail to either comply with or meet an exception from Code Section 409A.

13.   Non-Guarantee of Employment

        Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Company or any Parent, Subsidiary or Affiliate or shall interfere in any way with the right of the Company or any Parent, Subsidiary or Affiliate to terminate an employee at any time.

14.   Termination of Employment

        For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Company and the Company's Parent, Subsidiaries or Affiliates shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence that is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

15.   Written Agreement

        Each Grant Agreement entered into between the Company and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

16.   Non-Uniform Determinations

        The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

17.   Limitation on Benefits

        With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

18.   Listing and Registration

        If the Company determines that the listing, registration or qualification of Stock subject to any Award upon any securities exchange or listing or quotation system established by the National Association of Securities Dealers, Inc. or under any law is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Stock thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Company.

19.   Compliance with Securities Law

        The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any Stock certificate, provide to the Company, at the time of each such exercise and each such delivery, a written representation that the Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Company may also require that a grantee submit other written representations that will permit the Company to comply with applicable federal and state securities laws in connection with the issuance of the Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Company may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. Any Stock certificates for shares issued pursuant to this Plan may bear a legend restricting transferability of the Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable securities laws of the states of the U.S. The Company may notify its transfer agent to stop any transfer of Stock not made in compliance with these restrictions. Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of Stock certificates for such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any national securities exchange or Nasdaq System upon which the Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee.

20.   No Trust or Fund Created

        Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

21.   No Limit on Other Compensation Arrangements

        Nothing contained in the Plan shall prevent the Company or any Parent, Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases), including without limitation the granting of stock options, Restricted Stock, or Restricted Stock Units otherwise than under the Plan.

22.   No Restriction of Corporate Action

        Nothing contained in the Plan shall be construed to limit or impair the power of the Company or any Parent, Subsidiary or Affiliate to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to amalgamate, merge or consolidate, liquidate, sell or transfer all or any part of its business or assets or, except as otherwise provided herein, or in a Grant Agreement, to take other actions which it deems to be necessary or appropriate. No employee, beneficiary or other person shall have any claim against the Company or any Parent, Subsidiary or Affiliate as a result of such action.

23.   Governing Law

        The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined in accordance with applicable federal laws and the laws of the State of Maryland. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or local courts of the State of Maryland, to resolve any and all issues that may arise out of or relate to the Plan or any related Grant Agreement. The Awards under the Plan are intended to either comply with or meet an exception from Code Section 409A and shall be so interpreted and administered.

24.   Plan Subject to Charter and Bylaws

        This Plan is subject to the Certificate of Incorporation and Bylaws of the Company, as they may be in effect from time to time.

25.   Effective Date; Termination Date

        The Plan is effective as of the date on which the Plan is approved by the stockholders of the Company. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: February 22, 2008
Date Approved by the Stockholders:

OPTELECOM-NKF, INC.
BOARD OF DIRECTORS
PROXY FOR
2008 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints Robert F. Urso and James Armstrong or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Optelecom-NKF, Inc.

1.
To elect the nominee as a director of the Company.

Nominees for a three-year term ending in 2011:

/ /	FOR	Carl J. Rubbo, Jr.
/ /	WITHHOLD AUTHORITY
/ /	FOR	Walter R. Fatzinger, Jr.
/ /	WITHHOLD AUTHORITY
FOR AGAINST ABSTAIN

/ /	/ /	/ /	2.	To approve the Optelecom-NKF, Inc. 2008 Stock Incentive Plan.
/ /	/ /	/ /	3.	To transact such other business as may properly before the meeting.

        In the absence of instructions, shares represented by this proxy will be voted in favor of all proposals.

        Receipt of the notice of the meeting, the proxy statement and the Annual Report on Form 10-K of the Company for the year ended December 31, 2007 is hereby acknowledged.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

        YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.

L.S.	L.S.

Dated:                        , 2008

NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.

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NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS OF OPTELECOM-NKF, INC.
CONTENTS
GENERAL
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS
ELECTION OF DIRECTORS PROPOSAL 1—COMPANY PROPOSAL TO ELECT TWO DIRECTORS
PROPOSAL 2—APPROVAL OF OPTELECOM-NKF, INC. 2008 STOCK INCENTIVE PLAN
THE BOARD OF DIRECTORS AND ITS COMMITTEES
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE David R. Lipinski, Chairman Carl J. Rubbo, Jr. Robert F. Urso Walter Fatzinger, Jr.
REPORT OF THE AUDIT COMMITTEE AND AUDIT FEES
AUDIT COMMITTEE Carl J. Rubbo, Jr., Chairman Walter R. Fatzinger, Jr. David R. Lipinski Robert F. Urso
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS
  EXHIBIT A
OPTELECOM-NKF, INC. 2008 STOCK INCENTIVE PLAN
TABLE OF CONTENTS
OPTELECOM-NKF, INC. 2008 STOCK INCENTIVE PLAN
OPTELECOM-NKF, INC. BOARD OF DIRECTORS PROXY FOR 2008 ANNUAL MEETING OF STOCKHOLDERS